Supplement dated March 22, 2011
to the Prospectus and Statement of Additional Information
dated November 29, 2010

The Green Century Equity Fund
At a special meeting of Shareholders of the Green Century Equity Fund (the Equity Fund) held on March 22, 2011, shareholders of the Equity Fund approved the Investment Subadvisory Agreement for the Equity Fund, among the Green Century Funds, on behalf of the Equity Fund, Green Century Capital Management, Inc. and Northern Trust Investments, Inc. as proposed in the Equity Fund’s proxy statement dated January 21, 2011.  Accordingly, and pursuant to the vote of the shareholders, Northern Trust will continue to be responsible for investing the Equity Fund’s assets in a manner consistent with the terms of the Investment Subadvisory Agreement and the investment objective of the Fund.  Further, the interim subadvisory agreement in place prior to the shareholders’ vote is now terminated.